Exhibit 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below.

The principal business address of each of these Reporting Persons is Four
Embarcadero Center, Suite 3610, San Francisco, California 94111.

Name of Designated Filer: PCP Managers GP, LLC

Date of Event Requiring Statement: February 11, 2021

Issuer Name and Ticker or Trading Symbol: LDI

Parthenon Investors III, L.P.

By: PCap Partners III, LLC
Its: General Partner

By: PCap III, LLC
Its: Managing Member

By: PCP Managers, LP
Its: Managing Member

By: PCP Managers GP, LLC
Its: General Partner

By: /s/ Peter Macdonald
    -----------------------------------

Name: Peter Macdonald, as Attorney-in-Fact for Joseph Taveira
Title: Chief Financial Officer

PCap Associates

By: PCap Partners III, LLC
Its: General Partner

By: PCap III, LLC
Its: Managing Member

By: PCP Managers, LP
Its: Managing Member

By: PCP Managers GP, LLC
Its: General Partner

By: /s/ Peter Macdonald
    -----------------------------------

Name: Peter Macdonald, as Attorney-in-Fact for Joseph Taveira
Title: Chief Financial Officer

PCap Partners III, LLC

By: PCap III, LLC
Its: Managing Member

By: PCP Managers, LP
Its: Managing Member

By: PCP Managers GP, LLC
Its: General Partner

By: /s/ Peter Macdonald
    -----------------------------------

Name: Peter Macdonald, as Attorney-in-Fact for Joseph Taveira
Title: Chief Financial Officer

PCap III, LLC

By: PCP Managers, LP
Its: Managing Member

By: PCP Managers GP, LLC
Its: General Partner

By: /s/ Peter Macdonald
    -----------------------------------

Name: Peter Macdonald, as Attorney-in-Fact for Joseph Taveira
Title: Chief Financial Officer

Parthenon Capital Partners Fund, L.P.

By: PCP Managers, LP
Its: Managing Member

By: PCP Managers GP, LLC
Its: General Partner

By: /s/ Peter Macdonald
    -----------------------------------

Name: Peter Macdonald, as Attorney-in-Fact for Joseph Taveira
Title: Chief Financial Officer

PCP Partners IV, L.P.

By: PCP Managers, LP
Its: Managing Member

By: PCP Managers GP, LLC
Its: General Partner

By: /s/ Peter Macdonald
    -----------------------------------
Name: Peter Macdonald, as Attorney-in-Fact for Joseph Taveira
Title: Chief Financial Officer

Parthenon Investors IV, L.P.

By: PCP Partners IV, L.P.
Its: General Partner

By: PCP Managers, LP
Its: Managing Member

By: PCP Managers GP, LLC
Its: General Partner

By: /s/ Peter Macdonald
    -----------------------------------

Name: Peter Macdonald, as Attorney-in-Fact for Joseph Taveira
Title: Chief Financial Officer

Parthenon Capital Partners Fund II, L.P.

By: PCP Managers, LP
Its: Managing Member

By: PCP Managers GP, LLC
Its: General Partner

By: /s/ Peter Macdonald
    -----------------------------------

Name: Peter Macdonald, as Attorney-in-Fact for Joseph Taveira
Title: Chief Financial Officer

PCP Managers, LP

By: PCP Managers GP, LLC
Its: General Partner

By: /s/ Peter Macdonald
    -----------------------------------

Name: Peter Macdonald, as Attorney-in-Fact for Joseph Taveira
Title: Chief Financial Officer

By: /s/ Peter Macdonald
    -----------------------------------

Name: Peter Macdonald, as Attorney-in-Fact for Brian Golson

By: /s/ Peter Macdonald
    -----------------------------------

Name: Peter Macdonald, as Attorney-in-Fact for David Ament